SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 12, 1996

                              BALCOR GROWTH FUND
               A REAL ESTATE INVESTMENT FOR CAPITAL APPRECIATION
              --------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-15646
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3378299
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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Redwood Shores Apartments

In 1987, the Partnership, through two joint ventures (the "Joint Ventures"), acquired approximately a 35% interest in the Redwood Shores Apartments, Redwood City, California. The Partnership contributed $1,928,840 towards the acquisition of the property. The property was acquired subject to a $28,000,000 first mortgage loan (the "Mortgage Loan") funded from the proceeds of the sale of MultiFamily Housing Revenue Bonds, Series 1985B, issued by Redwood City, California ("Issuer") and which consisted of $2,370,000 in serial bonds and $25,630,000 in term bonds (the "Bonds"). A bond reserve of $2,478,000 was established with proceeds from the Mortgage Loan for the benefit of an unaffiliated party which guarantees the payment of principal and interest on the Bonds (the "Enhancer"). The serial bonds were fully repaid during 1995.

On June 12, 1996, the Partnership contracted to sell the property for a sale price of $37,000,000 to an unaffiliated party, Security Capital Pacific Trust, a Maryland real estate investment trust. The purchaser has deposited $750,000 into an escrow account as earnest money. The purchaser is expected to take title to the property subject to the Mortgage Loan. The principal amount of the Bonds funding the Mortgage Loan is expected to be approximately $25,000,000 at closing.

The remaining portion of the sale price will be payable in cash at closing, which is scheduled for July 21, 1996. The Partnership's estimated share of the net sale proceeds is approximately $3,100,000. In the event certain conditions relating to the assumption of the Mortgage Loan are not satisfied by July 21, 1996, the closing may be extended by either party for two one-month periods through September 23, 1996, upon 5 days written notice to the other party, in order that such conditions can be satisfied. No commission is payable to any third party in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the consents of the Issuer and Enhancer and other conditions relating to the assumption of the Mortgage Loan. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Redwood Shores Apartments, Redwood City, California.


Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BALCOR GROWTH FUND
                         A REAL ESTATE INVESTMENT FOR CAPITAL
                         APPRECIATION

                         By:  Balcor Partners-XX,
                              an Illinois general partnership, its general
                              partner

                         By:  The Balcor Company,
                              a Delaware corporation,
                              a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                             Jerry M. Ogle, Vice President
                             and Secretary


Dated:  June 27, 1996
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